Exhibit 99.2

First Quarter 2022 Results Conference Call Investor Presentation

SAFE - HARBOR STATEMENT 2 | Investor Presentation This release contains “forward looking statements” — that is, statements related to future, not past, events — as defined in Section 21 E of the Securities Exchange Act of 1934 , as amended, that reflect our current expectations regarding our future growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities, as well as assumptions made by, and information currently available to, our management . Forward looking statements include any statement that does not directly relate to a current or historical fact . We have tried to identify forward looking statements by using words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “should,” “may,” “plan” and similar expressions, but these words are not the exclusive means of identifying forward looking statements . Our forward - looking statements may include or relate to our beliefs, expectations, plans and/or assumptions with respect to the following, many of which are, and will be, amplified by the COVID - 19 pandemic : (i) the impact of global health concerns, including the impact of the current COVID - 19 pandemic on the economies and financial markets and the demand for our products ; (ii) state, local and federal regulatory frameworks affecting the industries in which we compete, including the wind energy industry, and the related extension, continuation or renewal of federal tax incentives and grants and state renewable portfolio standards as well as new or continuing tariffs on steel or other products imported into the United States ; (iii) our customer relationships and our substantial dependency on a few significant customers and our efforts to diversify our customer base and sector focus and leverage relationships across business units ; (iv) the economic and operational stability of our significant customers and suppliers, including their respective supply chains, and the ability to source alternative suppliers as necessary, in light of the COVID - 19 pandemic ; (v) our ability to continue to grow our business organically and through acquisitions, and the impairment thereto by the impact of the COVID - 19 pandemic ; (vi) the production, sales, collections, customer deposits and revenues generated by new customer orders and our ability to realize the resulting cash flows ; (vii) information technology failures, network disruptions, cybersecurity attacks or breaches in data security, including with respect to any remote work arrangements implemented in response to the COVID - 19 pandemic ; (viii) the sufficiency of our liquidity and alternate sources of funding, if necessary ; (ix) our ability to realize revenue from customer orders and backlog ; (x) our ability to operate our business efficiently, comply with our debt obligations, manage capital expenditures and costs effectively, and generate cash flow ; (xi) the economy, including its stability in light of the COVID - 19 pandemic, and the potential impact it may have on our business, including our customers ; (xii) the state of the wind energy market and other energy and industrial markets generally and the impact of competition and economic volatility in those markets ; (xiii) the effects of market disruptions and regular market volatility, including fluctuations in the price of oil, gas and other commodities ; (xiv) competition from new or existing industry participants including, in particular, increased competition from foreign tower manufacturers ; (xv) the effects of the change of administrations in the U . S . federal government ; (xvi) our ability to successfully integrate and operate acquired companies and to identify, negotiate and execute future acquisitions ; (xvii) the potential loss of tax benefits if we experience an “ownership change” under Section 382 of the Internal Revenue Code of 1986 , as amended ; (xviii) our ability to utilize various relief options enabled by the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) ; (xix) the limited trading market for our securities and the volatility of market price for our securities ; and (xx) the impact of future sales of our common stock or securities convertible into our common stock on our stock price . These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors that could cause our actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities to differ materially from those expressed in, or implied by, these statements including, but not limited to, those set forth under the caption “Risk Factors” in Part I, Item 1 A of our most recently filed Form 10 - K and our other filings with the Securities and Exchange Commission . We are under no duty to update any of these statements . You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties or other factors that could cause our current beliefs, expectations, plans and/or assumptions to change . Accordingly, forward - looking statements should not be relied upon as a predictor of actual results .

PERFORMANCE OVERVIEW

EXECUTIVE SUMMARY

Market update, recent results and outlook

Market Update
As of May 2022

Acceleration in customer quoting activity
Ongoing discussions with customers re: remaining 2022 capacity, together with 2023 capacity

LT onshore installation outlook remains stable
Currently anticipate average annual installation activity of ~11.7 GW annually thru 2030; anticipate an acceleration in new installation activity in latter half of decade; LT fundamentals intact

Long-term PTC extension remains a priority
Multi-year PTC extension would provide onshore wind developers with improved visibility, providing a catalyst for onshore/offshore wind development

Long-term C&I demand drives decarbonization
Commercial and industrial demand for renewable power purchase agreements remains high, supported by ESG mandates and cost-related benefits

Diverse-end market improvement
Improved activity across energy and mining markets, as reflected in non-wind revenue growth

1Q22 Results
Performance Overview

Heavy Fabrications segment update
Segment revenue +20% y/y, given increased repowering demand; tower sections sold flat y/y

Gearing segment update
Segment revenue +98% y/y, driven by increased energy and mining demand

Industrial Solutions segment update
Revenue impacted by project timing and supply chain-related challenges

Stable liquidity position, low net leverage
Total cash and availability was $14.7 million as of March 31, 2022; Ratio of net debt to trailing twelve-month non-GAAP adjusted EBITDA was 1.6x

Orders and backlog increased materially y/y
Total orders +54% y/y, driven by y/y growth across all business lines; backlog +24% y/y

Management Outlook
As of May 2022

2Q22 Adjusted EBITDA Guidance
Anticipate adjusted EBITDA of $0.4 million to $0.6 million

Broad-based revenue growth in both Heavy Fabrications and Gearing segments; Tower section quoting activity accelerating

4 | Investor Presentation

CONSOLIDATED FINANCIAL DATA

Broad-based commercial demand, execution on revenue diversification strategy

- Total revenue increased 28% y/y to $41.8 million, supported by y/y growth in Heavy Fabrications and Gearing
- Excluding the impact of the ERC in 1Q21, 1Q22 net income and Adjusted EBITDA increased by $2.2 million and $2.1 million, respectively
- Significant y/y growth in order and backlog; quoting discussions with tower customers ongoing
- Anticipate gradual recovery in tower demand in 2023

Total Revenue

($MM)



$32.7
$26.0
$41.8
1Q21
4Q21
1Q22

Gross Profit

($MM)



$0.3
$1.0
$2.0
1Q21
4Q21
1Q22

Adjusted EBITDA(1)

($MM)



$1.2
($1.2)
($0.0)
1Q21
4Q21
1Q22

Earnings (Loss) Per Diluted Share(1)

($)



($0.07)
($0.21)
($0.12)
1Q21
4Q21
1Q22

(1) 1Q21 results benefited from $3.4 million related to the Employee Retention Tax Credit (ERC), as outlined under the provisions of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) and further modified under the Taxpayer Certainty and Disaster Tax Relief Act of 2020 and the American Rescue Plan Act of 2021.

5 | Investor Presentation

HEAVY FABRICATIONS SEGMENT

Improved repowering demand, accelerating quoting activity on new tower section orders

- Segment revenue increased 20% y/y to $27.3 million due to stronger repowering demand
- Segment orders increased 64% y/y to $34.2 million; backlog increased 11% sequentially in 1Q22
- Allocating open tower capacity toward energy, commercial and industrial projects
- Generated strong sequential growth in both orders and tower sections sold

Segment Revenue

($MM)


$22.8
$14.7
$27.3
1Q21
4Q21
1Q22

Segment Adjusted EBITDA(1)

($MM)


$1.8
($0.0)
$0.6
1Q21
4Q21
1Q22

Segment Orders

($MM)


$20.8
$31.1
$34.2
1Q21
4Q21
1Q22

Quarter-End Segment Backlog

($MM)


$69.3
$62.6
$69.5
1Q21
4Q21
1Q22

(1) 1Q21 results benefited from $2.3 million related to the Employee Retention Tax Credit (ERC), as outlined under the provisions of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) and further modified under the Taxpayer Certainty and Disaster Tax Relief Act of 2020 and the American Rescue Plan Act of 2021.

6 | Investor Presentation

HEAVY FABRICATIONS SEGMENT Wind tower sections sold were flat y/y in 1Q22, signaling gradual stabilization in demand 7 | Investor Presentation Tracking Wind Tower Production vs. Segment EBITDA Number of Sections vs. Heavy Fabrications EBITDA - 200 400 600 800 1,000 1,200 1,400 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 2017 2018 2019 2020 LTM 1Q22 Wind Tower Sections Sold Heavy Fabrictions EBITDA Tower section quoting activity accelerating; PTC extension remains a major potential catalyst. Reallocating Heavy Fabrications’ tower capacity toward high - demand projects within construction and material handling markets

GEARING SEGMENT

Improved energy, commercial and industrial demand for gearing components

- Revenue increased 98% y/y in 1Q22; customer activity continues to accelerate within the energy sector, given recent commodity price escalation
- Orders increased 42% y/y to $14.1 million; Backlog improved 86% y/y
- Segment non-GAAP adjusted EBITDA was $0.5 million, versus an adjusted EBITDA loss of ($0.5) million in the prior-year period (after excluding PY ERC benefit)
- Well-positioned to capitalize on cyclical recovery within industrial manufacturing; key beneficiary of legislative support for multi-year infrastructure investments

Segment Revenue
($MM)


$5.3
$8.3
$10.6
1Q21
4Q21
1Q22

Segment Adjusted EBITDA(1)
($MM)


$0.3
$0.1
$0.5
1Q21
4Q21
1Q22

Segment Orders
($MM)


$9.9
$16.8
$14.1
1Q21
4Q21
1Q22

Quarter-End Segment Backlog
($MM)


$19.1
$32.1
$35.6
1Q21
4Q21
1Q22

(1) 1Q21 results benefited from $0.7 million related to the Employee Retention Tax Credit (ERC), as outlined under the provisions of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) and further modified under the Taxpayer Certainty and Disaster Tax Relief Act of 2020 and the American Rescue Plan Act of 2021.

8 | Investor Presentation

INDUSTRIAL SOLUTIONS SEGMENT

Impacted by supply chain challenges and project timing

- Revenue declined 12% y/y driven by project timing and supply-chain challenges
- Strong aftermarket order intake to support margin realization for the balance of 2022

Segment Revenue

($MM)



$4.6
$3.0
$4.1
1Q21
4Q21
1Q22

Segment Adjusted EBITDA(1)

($MM)



$0.5
($0.0)
($0.0)
1Q21
4Q21
1Q22

Segment Orders

($MM)



$3.5
$7.9
$4.5
1Q21
4Q21
1Q22

Quarter-End Segment Backlog

($MM)



$6.0
$11.8
$12.1
1Q21
4Q21
1Q22

(1) 1Q21 results benefited from $0.2 million related to the Employee Retention Tax Credit (ERC), as outlined under the provisions of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) and further modified under the Taxpayer Certainty and Disaster Tax Relief Act of 2020 and the American Rescue Plan Act of 2021.

9 | Investor Presentation

BALANCE SHEET UPDATE $14.7 million of cash and availability to support growth as of 3/31/22 10 | Investor Presentation Quarter - End Total Cash and Availability on Credit Facility ($MM) $19.0 $21.9 $21.8 $24.1 $21.6 $23.7 $21.1 $14.9 $14.7 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Cash and credit availability is consistent with 4Q21 levels – sufficient liquidity to support the ongoing growth of the business

U.S. WIND POWER INSTALLATION FORECAST Potential multi - year extension of the PTC and ITC remains a key catalyst for new wind installations 11 | Investor Presentation (1) Source: Wood MacKenzie 1Q22 Wind Sector Outlook; wind values include new build and repowering U.S. Onshore Wind Capacity Installations (Annual On - Shore GW Installed) (1) U.S. Offshore Wind Capacity Installations (Annual Off - Shore GW Installed) (1) Following recent AD/CVD investigation impacting utility scale solar economics, wind could be a key beneficiary of the near/me diu m term. PTC extension would allow further technology development to lower the LCOE of wind (vs. solar) 13.2 8.5 9.2 10.2 10.9 12.7 13.9 13.7 13.4 2022e 2023e 2024e 2025e 2026e 2027e 2028e 2029e 2030e 0.7 1.9 4.5 4.8 6.2 4.2 4.4 5.4 2023e 2024e 2025e 2026e 2027e 2028e 2029e 2030e

CUSTOMER DIVERSIFICATION INITIATIVE Balanced revenue mix supports long - term growth and profitability 12 | Investor Presentation Wind vs. Non - Wind Revenue Concentration (% of Total Revenue) (1) (1) Wind energy figures shown above exclude repair/replacement demand Fastest Growing Non - Wind Sectors in 1Q22 (Absolute Growth in Revenue) Power Generation Mining Industrial • Non - wind revenue has increased to 39% of total 2021 revenue, an increase from 8% in 2016, serving to offset volatility in wind tower demand • We continue to maintain a disciplined cost structure, while mitigating cash burn ahead of an expected recovery in tower demand 8% 28% 50% 34% 31% 39% 2016 2017 2018 2019 2020 2021 Wind Revenue Non-Wind Revenue

APPENDIX

EXHIBIT A

Orders, Revenues and Operating Income (Loss) Consolidated and by Segment

	Three Months Ended March 31, 2022		Three Months Ended March 31, 2021	
ORDERS:				
Heavy Fabrications	$	34,161	$	20,797
Gearing		14,061		9,921
Industrial Solutions		4,471		3,496
Total orders	$	52,693	$	34,214
REVENUES:				
Heavy Fabrications	$	27,272	$	22,777
Gearing		10,584		5,349
Industrial Solutions		4,073		4,604
Corporate and Other		(85)		(2)
Total revenues	$	41,844	$	32,728
OPERATING (LOSS)/PROFIT:				
Heavy Fabrications	$	(461)	$	(1,700)
Gearing		(112)		(989)
Industrial Solutions		(209)		(14)
Corporate and Other		(1,291)		(1,608)
Total operating profit/(loss)	$	(2,073)	$	(4,311)

14 | Investor Presentation

EXHIBIT B GAAP to Non - GAAP Consolidated Adjusted EBITDA Reconciliation 15 | Investor Presentation 15 | Investor Presentation

EXHIBIT B GAAP to Non - GAAP Consolidated Adjusted EBITDA Reconciliation 16 | Investor Presentation 16 | Investor Presentation

EXHIBIT C Consolidated Statement of Cash Flows 17 | Investor Presentation

EXHIBIT D Consolidated Balance Sheet 18 | Investor Presentation

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